Exhibit 99.2

Asset Alliance Corporation Reverse merger with Tailwind Financial Inc. January 2008

2 Safe Harbor / Forward-looking Statements Certain statements made on this conference call regarding the proposed merger between Tailwind Financial Inc. (“Tailwind”) and Asset Alliance Corporation (“Asset Alliance” or “AAC”) and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward looking statements include but are not limited to statements regarding the parties’ expectations for the consummation of the proposed merger, the projections for the Asset Alliance business and for those of its investment managers, as well as for those of the combined company, the alternative investment market, the ability and timing for growth, and the ability and timing to deploy capital. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors set forth in the press release issued today, and the slides which accompany this call, both of which are to be filed by Tailwind on Form 8-K, and the other factors described in Tailwind’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and in its most recent quarterly report filed with the SEC. The parties assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

3 Financial Projections The inclusion of the financial projections in this presentation should not be regarded as an indication that Asset Alliance’s board of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or with U.S. generally accepted accounting principles. Neither Asset Alliance’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Asset Alliance is under no obligation, and expressly disclaims any intention or obligation, to update or revise the financial projections presented, whether as a result of new information, future events or otherwise, except as required by applicable law. Although the financial projections were prepared based on assumptions and estimates that Asset Alliance management believed were reasonable at the time, Asset Alliance provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the financial projections, including but not limited to industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to Asset Alliance’s business, financial condition or results of operations, including but not limited to changes in foreign exchange rates, lower growth and customer retention rates, changes in tax rates, changes in the level of capital expenditures and the impact of future acquisitions, as well as the factors described under “Safe Harbor / Forward-looking Statements”. Accordingly, you are cautioned not to place undue reliance on any numbers derived from the financial projections.

4 On this conference call, we will also discuss non-GAAP financial measures as defined by SEC Regulation G, to provide greater transparency regarding Asset Alliance’s operating performance and this proposed transaction. In particular we will discuss EBITDA and Adjusted EBITDA. Any such non-GAAP financial measures discussed should not be considered an alternative to measures required by US GAAP, and are unlikely to be comparable to non-GAAP information provided by other companies. Any non-GAAP measures disclosed are reconciled to the most directly comparable GAAP financial measure. Non-GAAP Measures / Notes to Presentation Assets under management: unless otherwise noted, all references to AUM represents AUM of Asset Alliance and 100% of assets managed by affiliate managers in which Asset Alliance owns an equity interest Unless otherwise noted, all figures referencing current, trailing twelve months, or year-to-date financial information (balance sheet, income statement, AUM, and performance returns) are as of September 30, 2007 Emerging managers include AIP, Group G, P/E, Spencer and Wessex. Established managers include Bricoleur, JMG, Pacific, Trust Advisors, and managers from which Asset Alliance has separated. AUM figures include assets managed by affiliate managers in which Asset Alliance has an equity interest.

5 Gordon A. McMillan Chairman of the Board Tailwind Financial Inc. Chief Executive Officer Tailwind Financial Inc. Andrew A. McKay Bruce H. Lipnick Founder, Chairman, Chief Executive Officer Asset Alliance Corporation Stephen G. Bondi Executive VP & Chief Financial Officer Asset Alliance Corporation Arnold L. Mintz Co-founder, President & Chief Operating Officer Asset Alliance Corporation Introduction – Management

TRANSACTION OVERVIEW

7 Asset Alliance Corporation (“Asset Alliance” or “AAC”) is accessing the public markets through a reverse merger transaction with Tailwind Financial Inc. (“Tailwind”) Definitive agreement signed on January 8, 2008 Obtain substantial new capital to acquire hedge fund managers Asset Alliance is a multi-faceted investment management company engaged in the alternative asset management industry: Equity interests in nine fund managers Manages multi-manager fund of funds products Public open-end mutual fund, sub-advised by over twenty managers utilizing alternative strategies Provides sales and distribution support to its portfolio companies Offices in New York, London and Dubai Approximately $3.5 billion in assets under management (1) Experienced management team and scalable infrastructure Tailwind cash reserve will be deployed to fund Asset Alliance’s potential acquisition and seed candidates Asset Alliance has a unique business model which combines: The diversification of alternative asset managers, strategies and products The attractive value dynamics of a fragmented industry An established and scalable platform Potential to acquire high growth and high margin companies (1) As of September 30, 2007 and including assets managed by affiliate managers in which Asset Alliance has an equity interest Asset Alliance to Access Public Markets

8 Complementary public mutual fund and fund of funds businesses Experienced management team with excellent industry relationships and economic alignment with shareholders Scalable operational, marketing and distribution platform Fragmented market supports strong growth prospects Rigorous investment process with successful track record Attractive valuation at 5.4x 2008P Standalone EBITDA(1) Clear growth plan and access to affiliation opportunities Investment Highlights (1) Assumes the base acquisition price of $85 million plus 2008 earn-out of $10 million ($8.00 per Tailwind share), less net cash of $6.1 million as of September 30, 2007, and Asset Alliance management forecasted 2008P Adjusted EBITDA of $16.5mm based on the standalone business without merger proceeds Diversified portfolio of existing affiliate managers

Transaction Summary

ASSET ALLIANCE CORPORATION

Structure	▪ Tailwind will issue stock for 100% of the equity of Asset Alliance ▪ Structured as a reverse merger
Consideration	▪ 100% stock for stock transaction: 10.625mm Tailwind shares at closing[(1)] ▪ 2.5mm shares as earn-out based on performance milestones over 3 years [(1)(2)] ▪ The after-tax earnings of Asset Alliance between September 30, 2007 and the closing date paid in Tailwind shares priced at $8.00 (the "Earnings Adjustment") [(3)] ▪ Current Tailwind shareholders retain approximately 65% ownership (60% with the full earn-out) on a fully diluted basis[(4)]
Valuation	▪ Purchase price represents an Enterprise Value/TTM Adjusted EBITDA[(5)] multiple of 8.1x and Enterprise Value/2008P Adjusted EBITDA[(6)] multiple of 5.4x.
Management	▪ The executive management team of Asset Alliance will run the combined entity ▪ Bruce Lipnick, Founder of AAC, Chairman & CEO; Arnold Mintz, Co-Founder of AAC, President & COO; Stephen Bondi, Executive VP & CFO
Lock-Ups & Non-Competes	▪ Asset Alliance executive management have agreed to enter into three-year Employment Agreements containing non-competition provisions ▪ Tailwind management/directors and Asset Alliance management and affiliates will be subject to trading lock-up periods
Approvals	▪ Majority of Tailwind public shareholders (approval requires that fewer than 30% of Tailwind public shareholders vote against the transaction and elect redemption) ▪ Asset Alliance shareholders ▪ Regulatory authorities

(1) Share amounts equate to purchase price of $85.0 million plus earn-out of $20.0 million assuming $8.00 per Tailwind share.

(2) Earn-out based on achieving $18.0 million of Adjusted EBITDA for 2008 (1.25 million Tailwind shares); $28.0 million of Adjusted EBITDA for 2009 (1.25 million Tailwind shares); and, if 2008 and/or 2009 tests not met, the remaining amount of the earn-out is earned in proportion to the amount that the cumulative Adjusted EBITDA for 2008, 2009, and 2010 is between $74.0 million (0%) and $84.0 million or greater (100%). The Adjusted EBITDA tests for 2008 and the cumulative period are reduced by $0.5 million for each full or partial month of 2008 before which the transaction closes.

(3) The after-tax earnings that comprise the Earnings Adjustment will not be distributed to Asset Alliance shareholders

(4) Fully diluted utilizing treasury stock method assuming $8.00 per Tailwind share. Assumes no Tailwind shareholder redemption and conversion ratio based on base price of $85.0 million. Excludes the potential Earnings Adjustment

(5) Assumes base acquisition price of $85.0 million, less net cash of $6.1 million. Adjusted trailing twelve month (ending September 30, 2007) EBITDA is adjusted for the new executive compensation structure, non-recurring items, non-cash accounting items, and additional costs expected as a result of the merger as outlined on slide 21

(6) Assumes the base acquisition price of $85.0 million plus 2008 earn-out of $10.0 million, less net cash of $6.1 million as of September 30, 2007, and Asset Alliance management forecasted 2008P Adjusted EBITDA of $16.5mm based on the standalone business without merger proceeds

9

10 Attractive Valuation of Business Managers with attractive performance track records and growth prospects Attractive valuations and accretion to Asset Alliance EBITDA multiples anticipated to be 3-6x Marketing fee arrangements with select managers Product cross-development and distribution to accelerate growth of both the manager and AAC Potential Acquisitions AAC’s Existing Portfolio of Affiliates Ownership interest in nine managers with approximately $3.1 billion in AUM Generated approximately $21.4 million of revenue for Asset Alliance over the trailing twelve months ended September 30, 2007 Wholly owned fund of funds business with approximately$468 million in AUM Generated approximately $7.3 million of revenue for Asset Alliance over the trailing twelve months Established infrastructure developed over eleven year history AAC’s Existing Businesses (1) Assumes base acquisition price of $85.0 million plus 2008 earn-out of $10.0 million, less net cash of $6.1 million and Asset Alliance management forecasted 2008P Adjusted EBITDA of $16.5mm based on the standalone business without merger proceeds (2) As of January 4, 2008. Mid-Small cap asset managers group includes Affiliated Managers Group Inc, Calamos Asset Management Inc, Cohen & Steers Inc, Eaton Vance Corp, Federated Investors Inc, GAMCO Investors Inc, Janus Capital Group Inc, Pzena Investment Management Inc, Waddell & Reed Financial Inc. Alternative asset managers group includes: Ashmore Group plc, Blackstone Group LP, BlueBay Asset Management plc, Charlemagne Capital Ltd, Fortress Investment Group LLC, Man Group plc, Och-Ziff Capital Management Group, Partners Group, Polar Capital Holdings plc, RAB Capital plc (3) Assuming Asset Alliance management forecast for combined entity one year post close of Adjusted EBITDA of $28.8 million, the 2008 earn-out of 1.25 million shares is earned, and the conversion ratio is based on the base price shares plus the 2008 earn-out shares. Using treasury stock method assuming share prices equal to the implied share price post close. Excludes potential Earnings Adjustment. Public Comparables Enterprise Value to 2008P EBITDA Valuation Scenarios for Combined Entity One Year Post Transaction (3) 5.4x 10.5x 8.6x 6.0x AAC Purchase Price(1) Acquisition Targets Mid-small cap asset mgrs (2) Alternative asset mgrs (2) 3.0x - EBITDA Multiple Implied Share Price Post Close 9.0x $8.24 9.5x $8.56 10.0x $8.88 10.5x $9.20 11.0x $9.51 11.5x $9.83 Potential Acquisitions Managers with attractive performance track records and growth prospects Attractive valuations and accretion to Asset Alliance EBITDA multiples anticipated to be 3-6x Marketing fee arrangements with select managers Product cross-development and distribution to accelerate growth of both the manager and AAC Ownership interest in nine managers with approximately $3.1 billion in AUM Generated approximately $21.4 million of revenue for Asset Alliance over the trailing twelve months ended September 30, 2007 Wholly owned fund of funds business with approximately$468 million in AUM Generated approximately $7.3 million of revenue for Asset Alliance over the trailing twelve months ending September 30, 2007 Established infrastructure developed over eleven year history AAC’s Existing Businesses

11 Ownership Breakdown Note 1: Excludes potential Upwards Adjustment and assumes no Tailwind shareholder redemptions Note 2: Includes 0.41mm and 0.43mm AAC warrants and AAC options, respectively, to be rolled into new entity using conversion ratio based on valuation of $85.0 million, as well as up to 1.05mm options for Asset Alliance employees with strike at FMV at the close of the merger and up to 0.5mm options for future issuance Note 3: All options with strike at FMV will have a strike price equal to the share price of Tailwind stock on the day the transaction closes Note 4: The underwriter has the right to purchase 625,000 units (each unit consisting of one common share and one warrant with a strike price of $7.20) at $9.60 per unit. Although the warrant strike price of $7.20 is in-the-money, the units are out-of-the money assuming a $8.00 share price for Tailwind stock Note 5: Treasury stock method assuming $8.00 per Tailwind share Note 6: Includes 0.41mm and 0.43mm AAC warrants and AAC options, respectively, to be rolled into new entity using conversion ratio based on valuation of $105.0 million ($85.0 million plus $20 million earn-out) as well as up to 1.00mm options for Asset Alliance employees with strike at FMV at the close of the merger and up to 0.5mm options for future issuance Pro Forma Ownership (assuming full earn-out) (1) (thousands) Basic Options/Warrants Fully diluted(5) Current Tailwind Shareholders 12,500 43.5% 12,500 55.1% $6.00 15,625 47.2% Tailwind Founders' Group 3,125 10.9% 4,700 20.7% $6.00 4,300 13.0% Current Asset Alliance Shareholders, Affiliates, Non-Executive employees(6) 10,684 37.2% 2,404 10.6% Note 2 10,712 32.4% Asset Alliance Executives(3) 2,441 8.5% 2,450 10.8% Note 3 2,441 7.4% Underwriters Purchase Option (4) - 0.0% 625 2.8% 7.20 $ - 0.0% Total Fully Diluted Shares 33,078 100.0% Pro Forma Ownership (assuming no earn-out) (1) (thousands) Basic Options/Warrants Fully diluted(5) Current Tailwind Shareholders 12,500 47.6% 12,500 55.3% $6.00 15,625 51.1% Tailwind Founders' Group 3,125 11.9% 4,700 20.8% $6.00 4,300 14.1% Current Asset Alliance Shareholders, Affiliates, Non-Executive employees(2) 8,649 32.9% 2,317 10.3% Note 2 8,649 28.3% Asset Alliance Executives(3) 1,976 7.5% 2,450 10.8% Note 3 1,976 6.5% Underwriters Purchase Option(4) - 0.0% 625 2.8% 7.20 $ - 0.0% Total Fully Diluted Shares 30,550 100.0%

ASSET ALLIANCE OVERVIEW

13 Asset Alliance offers strategic opportunities for highly skilled hedge fund managers Founded in 1996, one of the first companies formed to specialize in acquiring and seeding hedge fund managers Strong and growing cash flow generating affiliate and fund of funds businesses Industry Pioneer Diversified group of affiliate managers Opportunity to accelerate revenue and earnings growth through continued asset gathering Strong track record and substantial capacity Affiliate Managers Multi-manager funds and proprietary products complement and provide diversification to the platform Includes multi-manager and multi-strategy mutual fund products offered to both retail and institutional investors Historically consistent and stable income stream Capacity for growth and new product development Multi-manager Products Market fundamentals support aggressive hedge fund acquisition and seeding plan Potential to acquire managers at attractive prices Excellent Acquisition Opportunities Successful track record of partnering with managers Developed a scalable acquisition, operating and distribution platform Experienced Management Team Experienced professionals in operations, marketing and distribution roles Complex systems for compliance and portfolio monitoring Physical presence on three continents with global relationships Sophisticated Infrastructure Asset Alliance Overview

Overview of Businesses

Asset Alliance Corporation

Current Portfolio of Businesses

	Emerging Managers					Established Managers			
Fund Manager	AIP	Greg G	WESSEX	P.E. Investments	SCM	IMG	PAM	Bricoleur	Trust Advisors
Strategy	Multi-Manager Mutual Fund	Fixed Income Strategies	Asia/NR L/S Equity	Managed Futures	Event Driven	Multi-Strategy Arb	Multi-Strategy Arb	US L/S Equity	Fund of Funds
AUM (mm)(1)	$671	$154	$486	$230	$335	$548	$484	$124	$71
TTM Net Return(2)	12.01%	5.73%	31.46%	15.62%	9.27%	11.59%	12.21%	50.55%	10.91%
Economic Interest %	67%	40%	25%(3)	50%	20%	15%	15%	15%(4)	50%

Asset Alliance Advisors

- Multi-manager fund of funds manager(5)
- $468mm in AUM(1)
- Wholly owned business

Capintro Partners

- Third party marketing business in Dubai
- Represents Asset Alliance and third-party hedge fund managers
- 75% ownership stake(6)

(1) Approximate as of September 30, 2007
(2) Presents net returns of each affiliate's fund with the largest amount of client assets as of September 30, 2007
(3) 25% beginning 2008 and reduced to 20% in 2010 and thereafter
(4) 15% beginning in 2008 and reduced to 10% in 2009 and thereafter
(5) Consists of Premier Hedge, BTOP 50 Managed Futures, Eastern European Fund, Specialized Finance Fund
(6) Declining to 51% upon achieving certain revenue milestones

14

15 Management Fees 54% Incentive Fees 46% US L/S Equity 8% Fund of Funds 29% Managed Futures 6% Multi-Manager Mutual Fund 7% Fixed Income 4% Asia/NR L/S Equity 24% Event Driven 4% Multi-Strategy Arb 18% Management Fees 41% Incentive Fees 59% TTM Revenue by Strategy(1) (4) 2008P Revenue by Strategy(3) (4) Diversification of hedge fund strategies TTM Fee Breakdown(1) (2) (4) 2008P Fee Breakdown(2) (3) (4) Attractive split between management and incentive fees Increasing contribution from management fees driven by AUM growth of Asset Alliance’s mutual fund businesses Diversified Business Model (1) Trailing twelve months as of September 30, 2007 (2) With the exception of AIP, the breakdown shows Asset Alliance’s share of affiliate fees before sharing of affiliate expenses (3) 2008P fee breakdown includes use of merger proceeds and fees from new acquisitions based on Asset Alliance management forecast (4) Fees from AIP (multi-manager mutual fund, management fee only) represents AIP’s profit attributable to AAC, net of expenses (does not represent AIP’s total management fee) Fund of Funds 29% US L/S Equity 2% Managed Futures 6% Multi-Strategy Arb 14% Event Driven 6% Asia/NR L/S Equity 15% Fixed Income 3% Multi-Manager Mutual Fund 25%

16 AUM and Investment Performance Summary AAC AUM(1) Annualized Risk vs. Annualized Return(2) 4.0% 5.9% 8.5% 9.6% 9.8% 11.4% 11.9% 12.6% 0% 2% 4% 6% 8% 10% 12% 14% 16% 0% 4% 8% 12% 16% 20% 24% 28% 32% 36% Annualized Return (LHS) Annnualized Standard Deviation (RHS) Affiliate Mgr Equally Weighted Composite MSCI World S&P 500 MSCI Europe HFRI Wtd. Index Lehman Agg 3 Month ML T-Bill Russell 2000 Source: Asset Alliance, HFR Industry Reports, © HFR, Inc. Q3 2006, www.hedgefundresearch.com, Bloomberg, PerTrac Financial Solutions, MSCIBarra Return Standard Deviation as February 1996 – September 2007 $516 $926 $1,297 $1,876 $429 $386 $415 $468 $3,396 $1,977 $1,407 $1,238 ($79) ($17) ($34) ($132) -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2004 2005 2006 Sep-07 Emerging Managers Fund of Funds Established Managers Inter-entity Eliminations $ millions $4,209 $3,255 $3,102 $3,503 (1) Emerging managers include total AUM of AIP, Group G, P/E, Spencer and Wessex. Established managers include total AUM of Bricoleur, JMG, Pacific, Trust Advisors, and managers with which Asset Alliance had separated. Fund of funds include all fund of funds assets managed by AAC. Inter-entity eliminations adjust for investments made from one AAC & affiliate product into another AAC and affiliate product (2) Excludes Asset Alliance’s funds of funds products. Please refer to Appendix B for details on the Affiliate Manager Equally Weighted Composite 2004 2005 2006 Sep 2007

17 Lift-outs of experienced portfolio managers and seeding of start-up and early stage managers without critical mass Minimal upfront acquisition cost Provide seed capital and selective operational capital Ability to create meaningful earnings accretion and growth in the short to medium term Complement Asset Alliance’s existing portfolio of affiliates, enhance diversification and boost cash flow generation capability Distribution and product development benefits through joint venture arrangements Small to mid-sized hedge fund managers with strong track records, operational leverage and underutilized asset gathering potential Available at attractive, below public market multiples with high growth potential Acquisition of established managers with substantial capacity for growth Emerging managers in the US, Europe and Latin America Use of Tailwind IPO Proceeds Established Managers Emerging Managers

Attractive Universe of Opportunities

ASSET ALLIANCE CORPORATION

- Asset Alliance is continually evaluating potential managers for seeding or acquisition in the US, Europe and Latin America:
  - Target 70%+ use of proceeds in the first twelve months with focus on established managers
- Established Managers:
  - Acquisition of established and second stage managers with strong track records and substantial capacity for growth
  - Strategies may include Long/Short, event driven, deep value, emerging markets equity and credit, interest rate and yield curve strategy, environmental and fund of funds advisory
  - Managers with $250mm to $1.2bn in AUM
  - Focus on deploying merger proceeds on acquisitions of established managers during first year post close
- Emerging Managers:
  - Lift-outs of experienced portfolio managers and seeding of start-up and early stage managers with up to $25mm in existing AUM seeking $5mm to $50mm in seed capital
  - Strategies may include Long/Short equity, master limited partnership, global value, and event driven
  - Ability to supplement seed investments with a leverage facility

		18 month plan
Established Managers	Number	5 – 8
	$ Cost	$50 – 80mm
Emerging Managers	Number	2 – 4
	$ Equity Contribution	$30 – 50mm

Target 70%+ use of merger proceeds within first year with focus on acquisitions

18

19 Asset Alliance Management Forecast Standalone Pro Forma for Merger $mm FY2008F FY2009F Year 1 Year 2 Gross Revenue 42.4 61.5 57.1 86.5 Adjusted EBITDA 16.5 31.4 28.8 51.8 Total AUM 5,429 7,390 6,638 9,105 Asset Alliance Standalone (historical) $mm FY2004 FY2005 FY2006 TTM Sept 07 Gross Revenue 43.5 20.6 30.8 32.9 Net Income (GAAP) 9.4 (25.1) (6.4) (17.4) Adjusted EBITDA 22.8 2.3 10.3 9.8 Total AUM 4,209 3,255 3,102 3,503 Financial Highlights (1) Gross revenue is net of expense sharing with affiliates (2) Adjusted EBITDA as described on slide 21 (3) Asset Alliance management forecast assuming Asset Alliance operates independently of Tailwind (4) Asset Alliance management forecast of first year and second year period post close. Assumes 100% approval by Tailwind shareholders (5) On a quarterly basis gross revenue forecast is Q1: $8.6m, Q2: $10.1m Q3: $11.3m, Q4: $12.4m and Adjusted EBITDA forecast is Q1: $2.2m, Q2: $3.7m, Q3: $4.7m, Q4: $5.9m (2) (1) (1) (3) (4) (5)

20 Strong and actionable growth prospects and access to managers Scalable operational, marketing and distribution platform Diversified existing portfolio Rigorous investment process with successful track record Experienced management team with deep industry relationships Attractive valuation of 5.4x 2008P Adjusted EBITDA(1) Summary (1) Assumes the base acquisition price of $85.0 million plus 2008 earn-out of $10.0 million, less net cash of $6.1 million as of September 30, 2007, and Asset Alliance management forecasted 2008P Adjusted EBITDA of $16.5mm based on the standalone business without merger proceeds

21 Appendix A: Reconciliation to Adjusted EBITDA Note: adjustments are presented on a post-tax basis Reconciliation of Adjusted EBITDA to GAAP Net Income TTM $mm 2004A 2005A 2006A Sept 2007A Net income (GAAP) 9.4 (25.1) (6.4) (17.4) Interest 1.9 2.1 2.7 1.0 Taxes 6.6 (2.9) 0.3 2.2 Depreciation 0.5 0.5 0.5 0.2 Amortization 3.9 1.5 0.3 0.1 EBITDA 22.3 (23.9) (2.6) (13.9) Management adjustments Impairment charges - 15.1 6.2 14.7 Write off of IPO expenses - - - 5.5 Disposals of investments in preferred equity interests - 7.4 1.9 1.9 Litigation and insurance proceeds - - 0.8 (0.7) One-time legal fees 0.9 3.7 2.3 0.1 Consolidation entries (0.1) (0.4) (1.2) 1.5 Organizational costs - - 0.1 - Gain from return of Equity Appreciation Rights - (0.5) - (0.3) Pro-forma adjustments Recurring legal expenses 0.1 (0.2) 0.1 (0.2) Travel expenses - - - 0.1 Economic interest of AIP (minority interest) - 0.2 0.4 (0.5) Public company costs Executive compensation arrangements 0.2 1.5 2.9 2.2 Additional audit costs (0.3) (0.3) (0.3) (0.3) Additional accounting staff (0.3) (0.3) (0.3) (0.3) Adjusted EBITDA 22.8 2.3 10.3 9.8

22 Appendix B: Composite Methodology Affiliate Manager Equally Weighted Composite Affiliate Composite represents equally weighted historical composite returns of select investment funds managed by Asset Alliance affiliate managers (the “Affiliates”) and excludes funds of funds business. The investment funds included in this calculation are: Bricoleur Partners, L.P. (3/98), JMG Capital Partners, L.P. (5/98), Group G Investments, L.P. (2/03), Liberty Corner Patriot Fund, L.P. (for the period from 4/00 to 9/05 - Asset Alliance does not have performance data for this fund after 9/05 and Asset Alliance separated from Liberty Corner Asset Management LLC as of 12/30/2005), P/E Investments Queensboro Strategy Composite (5/01) through (9/03) and Bond/FX Strategy Composite (10/03), Milestone Partners L.P. (from affiliation of this fund (2/96) through (6/98)) (which is subsequently replaced by Bristol Fund, Ltd. (for the period from 07/98 to 09/02 - Asset Alliance does not have performance data for this fund after 09/02 and separated from Beacon Hill Asset Management LLC as of 12/31/2002) when Beacon Hill Asset Management LLC (“Beacon Hill”) became the sub-advisor of Milestone Partners L.P.), Silverado Arbitrage Partners, L.P. (for the period from 7/97 to 11/05, Asset Alliance does not have performance data for this fund after 11/05 and Asset Alliance separated from Silverado Capital Management LLC as of 12/31/2005), Wessex Asia-Pacific Fund Limited (12/00), Zola International, Ltd. (previously St. Claire International, Ltd. Class B Shares) (for the period from 1/01 to 12/06 - Asset Alliance separated from Zola Capital Management LLC as of 12/31/2006), Couchman Investments, L.P. (for the period from 11/01 to 10/05 - Asset Alliance does not have performance data for this fund after 10/05 and Asset Alliance separated from Couchman Capital LLC as of 12/31/2005), Victory Fund, L.P. (for the period from 11/01 to 08/04 - Asset Alliance separated from Victory Investment Management LLC as of 12/31/2003 and has not received any fee share from Victory after 08/04), Spencer Opportunity LP (6/04), and Alpha Hedged Strategies (10/02). The investment funds are selected based on the following criteria: 1. with respect to each investment style/strategy, if more than one investment fund managed by any Affiliate or Affiliates represent such investment style/strategy, only the investment fund that has the longest operating history is included in this calculation; and 2. if an Affiliate operates an onshore investment fund and an offshore investment fund that has the same investment style/strategy, only the onshore investment fund is included in this calculation. Affiliates excluded from the foregoing calculations are (1) Pacific Asset Management LLC which uses the same strategy as JMG Capital Management LLC, (2) Milestone Global Advisors L.P. for the period following the engagement of Beacon Hill as the fund’s sub-advisor, (3) Beacon Hill (Safe Harbor) prior to 07/98 as its strategy was already represented by Milestone Partners L.P. which had a longer operating history and (4) Trust Advisors LLC, which is not a direct investment vehicle. The starting date on which the performance of a selected investment fund is included in this calculation is either February 1, 1996 or the inception date of such investment fund (as indicated in the parenthesis above), whichever is later. The performance returns included in this calculation are unaudited, net of all fees and expenses and represent reinvestment of all income. Past performance is not a guarantee of future results. Market index information contained in this presentation was obtained from industry sources we believe to be reliable and includes the reinvestment of income. No representation is made that it is accurate or complete. The investment advisor believes that the comparison of the Fund’s performance to the S&P 500 index, or any other market indices, is inappropriate. The S&P 500 Index contains 500 industrial, transportation, utility and financial companies and is generally representative of the large capitalization U.S. Stock market. The investment advisor believes that the comparison of the Fund’s performance to a single market index like the S&P 500 is inappropriate because such indices represent only unmanaged results of long investment in equities, while the Fund’s portfolio may contain both equity and fixed income investments, short sales of securities, foreign securities and option and margin trading. The portfolios that comprise the S&P 500 index, or any other market indices are broadly diversified and engage in a variety of investment strategies, while the Fund’s portfolio is not as diversified and pursues an investment strategy that may be substantially different from many or most of the portfolios comprising any of the indices. In addition, the Fund’s portfolio and the portfolios of the other indices may contain securities issued by companies with different capitalization, amounts of equity and fixed income investments, and levels of short sales of securities and margin trading. Accordingly, the investment advisor cautions potential investors that none of these indices nor any other index of which the investment advisor is aware are directly comparable to the results of the Fund.

23 Appendix B: Composite Methodology Affiliate Manager Equally Weighted Composite The S&P 500 Index, as adjusted to reflect reinvestment of dividends, is an unmanaged index of 500 stocks and sets forth the performance of a wellknown, broad-based stock market index. The statistical data regarding the S&P 500 Index has been obtained from Bloomberg®. The MSCI Europe sets forth the performance of a developed European regional broad-based stock index. To construct the MSCI Europe, every listed security in the market is identified, and data on its price, outstanding shares, significant owners, free float, and monthly trading volume are collected. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. The statistical data regarding MSCI Europe has been obtained from Morgan Stanley Capital International Inc. The HFRI Fund Weighted Composite (the “HFRI Wtd. Index”) sets forth the performance of a well-known hedge fund market index. It is an equally weighted performance summary of over 1,650 hedge funds. Survivor bias is eliminated by incorporating funds that have ceased to exist. The statistical data regarding the HFRI Wtd. Index has been obtained from Hedge Fund Research. The Russell 2000® Index sets forth the performance of a well-known small-capitalization stock market index. It measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The statistical data regarding the Russell 2000 Index has been obtained from Frank Russell Company. The MSCI World sets forth the performance of a global broad-based stock index encompassing 24 developed countries. To construct the MSCI World, every listed security in the market is identified, and data on its price, outstanding shares, significant owners, free float, and monthly trading volume are collected. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. The statistical data regarding MSCI World has been obtained from Morgan Stanley Capital International Inc. The Lehman U.S. Aggregate Index (the “Lehman Aggregate”) sets forth the performance of a broad-based U.S. fixed income index covering the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage. The statistical data regarding the Lehman Aggregate has been obtained from Bloomberg®. The 3-Month U.S. Treasury Bill Index (the “ML 3-Month T-Bill”) sets forth a reference point for short term fixed income investments’ performance. The ML 3-Month T-Bill is comprised of a single issue purchased at the beginning of the month and held for a full month. The statistical data regarding ML 3- Month T-Bill has been obtained from Bloomberg®.

24 Additional Information & Participants in Solicitation Additional Information and Where to Find It In connection with the proposed merger and required stockholder approval, Tailwind will file with the Securities and Exchange Commission a registration statement, which will include a prospectus relating to the Tailwind shares to be issued in connection with the merger and a proxy statement which will be mailed to the stockholders of Tailwind. Tailwind stockholders and other interested persons are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about Tailwind, Asset Alliance and the merger with Asset Alliance. Such persons can also read Tailwind’s final prospectus dated April 11, 2007, for a description of the security holdings of the Tailwind officers and directors and their respective interests in the successful consummation of the proposed merger. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed merger. Tailwind stockholders will be able to obtain a free copy of such filings at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Tailwind Financial Inc., BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3. Such documents are not currently available. Participants in Solicitation Tailwind and its directors and executive officers and Asset Alliance and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Tailwind common stock in respect of the proposed merger. Information about the directors and executive officers of Tailwind is set forth in the Annual Report on Form 10-K for Tailwind’s most recent fiscal year ended June 30, 2007, which was filed with the Securities and Exchange Commission on September 25, 2007. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.